LOAN AGREEMENT

This Loan Agreement ("Agreement") is dated March 26, 2008

BETWEEN:	Green Shoe Inc. (the "Lender")

AND:	Sunberta Resources Inc. (the "Borrower")

1.           Promise to Pay

Borrower promises to pay to Lender the sum of US$50,000, and interest and other charges stated below (altogether, the "Loan").

2.           Breakdown of Loan

Amount of Loan:                 US$50,000

Annual Rate:	10% annual interest compounded monthly on the last day of each month, with interest accruing from April 1, 2008.

3.           Repayment

Borrower will repay the amount of the Loan upon demand.

4.           Prepayment

Borrower has the right to repay the whole outstanding amount at any time.

5.           Collection fees

If this note is placed with an attorney for collection, then Borrower agree to pay an attorney's fee of 20% of the unpaid balance. This fee will be added to the unpaid balance of the loan.

LENDER	BORROWER
GREEN SHOE INC.	SUNBERTA RESOURCES INC.

(signed)	(signed)

Authorized Signature	Authorized Signature